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________________________________________________________________________________
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):     June 4, 2001





                         KONTRON MOBILE COMPUTING, INC.
             (Exact name of registrant as specified in its charter)





          Minnesota                     000-22221                41-1731723
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)



                              7631 Anagram Drive
                        Eden Prairie, Minnesota  55344
                   (Address of principal executive offices)
                                  (Zip Code)


                                 (952) 974-7000
              (Registrant's telephone number, including area code)

                            FieldWorks, Incorporated
                               7631 Anagram Drive
                         Eden Prairie, Minnesota  55344
         (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

     On June 4, 2001, the registrant filed Articles of Merger with the Minnesota Secretary of State's office to change its name from FieldWorks, Incorporated to Kontron Mobile Computing, Inc.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a)  Exhibits

    Exhibit 3.1 Articles of Merger amending the registrant's Articles of Incorporation effective June 4, 2001 (filed herewith).



















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    KONTRON MOBILE COMPUTING, INC.


Date: June 5, 2001                  /s/ Thomas Sparrvik
                                    -------------------------------------
                                    Thomas Sparrvik, Chief Executive Officer
                                    (as authorized officer)


















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